Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Julie McGee
Semtech Corporation
(805) 480-2004
webir@semtech.com

Semtech Announces Second Quarter of Fiscal Year 2023 Results

CAMARILLO, Calif., August 31, 2022—Semtech Corporation (Nasdaq: SMTC), a leading global supplier of high-performance analog and mixed-signal semiconductors and advanced algorithms, today reported unaudited financial results for its second quarter of fiscal year 2023, which ended July 31, 2022.
Highlights for the Second Quarter of Fiscal Year 2023
•Record net sales of $209.3 million, an increase of 3.5% sequentially and 13.1% year-over-year
•Record GAAP gross margin of 64.9% grew 50bps sequentially and 250bps year-over-year
•Record non-GAAP gross margin of 65.2% grew 40bps sequentially and 250bps year-over-year
•Record GAAP and non-GAAP diluted earnings per share of $0.81 and $0.87, respectively
•Record Wireless and Sensing products group net sales grew 0.5% sequentially and 8.1% year-over-year driven by record LoRa®-enabled sales
•Record Signal Integrity products group net sales grew 10.2% sequentially and 19.5% year-over-year driven by strong PON sales, including 10G and 2.5G PON
•Protection products group net sales declined 2.3% sequentially and grew 10.0% year-over-year
•Record operating cash flow of $77.3 million or 36.9% of Q2 FY2023 net sales
•Entered into a proposed acquisition of Sierra Wireless, Inc. for approximately $1.2 billion
Results on a GAAP basis for the Second Fiscal Quarter 2023
•Net sales were $209.3 million
•GAAP Gross margin was 64.9%
•GAAP SG&A expense was $48.1 million
•GAAP R&D expense was $40.6 million
•GAAP Operating margin was 30.6%
•GAAP Net income attributable to common stockholders was $51.6 million or $0.81 diluted earnings per share
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2	Semtech Announces Second Quarter of Fiscal Year 2023 Results
To facilitate a complete understanding of comparable financial performance between periods, the Company also presents performance results that exclude certain non-cash items and items that are not considered reflective of the Company’s core results over time. These non-GAAP financial measures exclude certain items and are described below under “Non-GAAP Financial Measures.”
Results on a Non-GAAP basis for the Second Fiscal Quarter 2023 (see the list of non-GAAP financial measures and the reconciliation of these measures to the most comparable GAAP measures set forth in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results")
•Non-GAAP Gross margin was 65.2%
•Non-GAAP SG&A expense was $35.4 million
•Non-GAAP R&D expense was $36.5 million
•Non-GAAP Operating margin was 30.8%
•Non-GAAP Net income attributable to common stockholders was $55.4 million or $0.87 diluted earnings per share
Mohan Maheswaran, Semtech’s President and Chief Executive Officer, stated, “We continue to deliver record financial performance driven by the increasing adoption of our unique technology platforms that enable a more sustainable planet. The macro demand environment is deteriorating and, as a result, we are anticipating a weaker second half performance. As we prepare for the proposed acquisition of Sierra Wireless, we are excited by the potential future transformation of the Company and anticipate strong growth in the years ahead."
Third Fiscal Quarter 2023 Outlook
Both the GAAP and non-GAAP third fiscal quarter 2023 outlook below take into account the impact of transaction costs associated with the proposed acquisition of Sierra Wireless, Inc. ("Sierra Wireless") but not the results of Sierra Wireless, and, based on the Company's current estimates, the uncertain, but potential negative impact to the Company of the current supply chain constraints and any associated disruptions, and the ongoing COVID-19 pandemic on global economic conditions and on the Company's business operations, net sales and operating results, as well as export restrictions. The Company is unable to predict the full impact such challenges may have on its future results of operations.
GAAP Third Fiscal Quarter 2023 Outlook
•Net sales are expected to be in the range of $170.0 million to $180.0 million
•GAAP Gross margin is expected to be in the range of 64.5% to 65.6%
•GAAP SG&A expense is expected to be in the range of $55.2 million to $57.2 million
•GAAP R&D expense is expected to be in the range of $36.5 million to $38.5 million

3	Semtech Announces Second Quarter of Fiscal Year 2023 Results
•GAAP Intangible amortization expense is expected to be approximately $1.0 million
•GAAP Interest and other expense, net is expected to be approximately $1.5 million
•GAAP Effective tax rate is expected to be in the range of 21% to 23%
•GAAP Diluted earnings per share is expected to be in the range of $0.19 to $0.24
•Fully-diluted share count is expected to be approximately 64.5 million shares
•Share-based compensation is expected to be approximately $12.5 million, categorized as follows: $0.8 million cost of sales, $7.2 million SG&A, and $4.5 million R&D
•Capital expenditures are expected to be approximately $10.7 million
•Depreciation expense is expected to be approximately $6.5 million
Non-GAAP Third Fiscal Quarter 2023 Outlook (see the list of non-GAAP financial measures and the reconciliation of these measures to the most comparable GAAP measures set forth in the tables below under "Reconciliation of GAAP to Non-GAAP Outlook")
•Non-GAAP Gross margin is expected to be in the range of 65.0% to 66.0%
•Non-GAAP SG&A expense is expected to be in the range of $33.0 million to $35.0 million
•Non-GAAP R&D expense is expected to be in the range of $32.0 million to $34.0 million
•Non-GAAP normalized tax rate for fiscal year 2023 is expected to be approximately 12%
•Non-GAAP Diluted earnings per share is expected to be in the range of $0.60 to $0.66
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its second fiscal quarter 2023 results at 2:00 p.m. Pacific time. An audio webcast will be available on Semtech’s website at www.semtech.com in the “Investor Relations” section under “Investor News.” A replay of the call will be available through September 28, 2022 at the same website or by calling (877) 660-6853 and entering conference ID 13725337.
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company’s non-GAAP measures of gross margin, SG&A expense, R&D expense, operating margin, net income attributable to common stockholders, diluted earnings per share and normalized tax rate exclude the following items, if any:
•Share-based compensation
•Amortization of purchased intangibles, impairments and credit loss reserves

4	Semtech Announces Second Quarter of Fiscal Year 2023 Results
•Restructuring and transaction costs (including costs associated with the proposed acquisition of Sierra Wireless), and other acquisition or disposition-related gains or losses
•Litigation expenses or dispute settlement charges or gains
•Cumulative other reserves associated with historical activity including environmental and pension
•Equity in net gains or losses of equity method investments
•Loss on early extinguishment of debt
•Interest income from debt investments
•Changes in the fair value of contingent earn-out obligations
To provide additional insight into the Company's third quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company’s financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company’s business operations, or are not reflective of the Company’s core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company’s ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company’s management

5	Semtech Announces Second Quarter of Fiscal Year 2023 Results
generally excludes the items noted above when managing and evaluating the performance of the business. The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the first and second quarters of fiscal year 2023 and the second quarter of fiscal year 2022, along with a reconciliation of forward-looking non-GAAP measures (other than the non-GAAP normalized tax rate) to their most comparable GAAP measures for the third quarter of fiscal year 2023. Beginning with fiscal year 2022, the Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full-year financial projection that considers multiple factors such as changes to the Company’s current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2023, the Company’s projected non-GAAP normalized tax rate is 12% and will be applied to each quarter of fiscal year 2023. The Company’s non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. The Company is unable to include a reconciliation of the forward-looking measure of the non-GAAP normalized tax rate to the corresponding GAAP measure as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of share-based awards and the amortization of acquisition-related intangible assets that are excluded from this non-GAAP measure. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.

6	Semtech Announces Second Quarter of Fiscal Year 2023 Results
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the third quarter of fiscal year 2023 outlook and our expectations for growth and strong financial results in fiscal year 2023; the impact of costs associated with the proposed acquisition of Sierra Wireless; the potential for a negative impact associated with the current supply chain constraints and any associated disruptions; the potential for a negative impact of the COVID-19 pandemic on global economic conditions and on the Company's business operations, net sales and operating results; the Company’s expectations concerning the negative impact on the Company’s results of operations from its inability to ship certain products and provide certain support services due to the export restrictions; future operational performance; the anticipated impact of specific items on future earnings; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the failure of Sierra Wireless to obtain shareholder approval as required for the proposed acquisition; the failure to obtain regulatory approvals required for the closing of the proposed acquisition, including the approval of the Supreme Court of British Columbia; the failure to satisfy the conditions to the closing of the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of the Company or Sierra Wireless to retain and hire key personnel and maintain business relationships with customers, suppliers and others with whom they each do business, or on the Company’s or Sierra Wireless’ operating results, the market price of common stock and business generally; potential legal proceedings relating to the proposed acquisition and the outcome of any such legal proceeding; the inherent risks, costs and uncertainties associated with integrating the businesses successfully and risks of not achieving all or any of the anticipated benefits of the proposed acquisition, or the risk that the anticipated benefits of the proposed acquisition may not be fully realized or take longer to realize than expected; the occurrence of any event, change or other circumstances that could give rise to the termination of the arrangement agreement; the risk that the proposed acquisition will not be consummated within the expected time period, or at all; the uncertainty surrounding the impact and

7	Semtech Announces Second Quarter of Fiscal Year 2023 Results
duration of supply chain constraints and any associated disruptions; the uncertainty surrounding the impact and duration of the COVID-19 pandemic; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and the current conflict between Russia and Ukraine; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; the Company’s ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events; and the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty, including impacts arising from Asian, European and global economic dynamics. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2022, as such risk factors may be updated, amended or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

8	Semtech Announces Second Quarter of Fiscal Year 2023 Results
About Semtech
Semtech Corporation is a leading global supplier of high performance analog, mixed-signal semiconductors and advanced algorithms for infrastructure, high-end consumer, and industrial end markets. Products are designed to benefit the engineering community as well as the global community. The Company is dedicated to reducing the impact it, and its products, have on the environment. Internal green programs seek to reduce waste through material and manufacturing control, use of green technology and designing for resource reduction. Publicly traded since 1967, Semtech is listed on the NASDAQ Global Select Market under the symbol SMTC. For more information, visit http://www.semtech.com.

Semtech, the Semtech logo and LoRa are registered trademarks or service marks of Semtech Corporation or its subsidiaries.

SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021	July 31, 2022	August 1, 2021
	Q223	Q123	Q222	Q223	Q222
Net sales	$209,254	$202,149	$185,004	$411,403	$355,376
Cost of sales	73,435	71,896	69,572	145,331	135,083
Gross profit	135,819	130,253	115,432	266,072	220,293
Operating costs and expenses, net:
Selling, general and administrative	48,119	43,364	41,977	91,483	80,781
Product development and engineering	40,601	38,789	35,497	79,390	72,287
Intangible amortization	1,048	1,048	1,298	2,096	2,596
Gain on sale of business	(17,986)	—	—	(17,986)	—
Total operating costs and expenses, net	71,782	83,201	78,772	154,983	155,664
Operating income	64,037	47,052	36,660	111,089	64,629
Interest expense	(1,259)	(1,197)	(1,185)	(2,456)	(2,384)
Non-operating income, net	125	262	213	387	307
Investment impairments and credit loss reserves, net	429	(24)	(468)	405	(714)
Income before taxes and equity in net gains of equity method investments	63,332	46,093	35,220	109,425	61,838
Provision for taxes	12,019	8,069	2,963	20,088	6,161
Net income before equity in net gains of equity method investments	51,313	38,024	32,257	89,337	55,677
Equity in net gains of equity method investments	283	24	674	307	752
Net income	51,596	38,048	32,931	89,644	56,429
Net loss attributable to noncontrolling interest	(2)	(1)	(2)	(3)	(4)
Net income attributable to common stockholders	$51,598	$38,049	$32,933	$89,647	$56,433

Earnings per share:
Basic	$0.81	$0.59	$0.51	$1.41	$0.87
Diluted	$0.81	$0.59	$0.50	$1.39	$0.86

Weighted average number of shares used in computing earnings per share:
Basic	63,500	63,950	64,721	63,725	64,905
Diluted	63,977	64,553	65,584	64,270	65,849

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	July 31, 2022	January 30, 2022
ASSETS
Current assets:
Cash and cash equivalents	$362,150	$279,601
Accounts receivable, net	71,105	71,507
Inventories	107,628	114,003
Prepaid taxes	2,298	5,983
Other current assets	33,905	31,201
Total current assets	577,086	502,295
Non-current assets:
Property, plant and equipment, net	134,015	134,940
Deferred tax assets	26,977	27,803
Goodwill	350,306	351,141
Other intangible assets, net	4,708	6,804
Other assets	106,740	107,928
Total assets	$1,199,832	$1,130,911

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$53,759	$50,695
Accrued liabilities	86,370	77,704
Total current liabilities	140,129	128,399
Non-current liabilities:
Deferred tax liabilities	1,159	1,132
Long term debt	171,917	171,676
Other long-term liabilities	87,581	91,929
Stockholders’ equity	798,858	737,584
Noncontrolling interest	188	191
Total liabilities & equity	$1,199,832	$1,130,911

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

	Six Months Ended
	July 31, 2022	August 1, 2021
Net income	$89,644	$56,429

Net cash provided by operations	127,329	85,599
Net cash provided by (used in) investing activities	10,216	(15,867)
Net cash used in financing activities	(54,996)	(75,966)
Net increase (decrease) in cash and cash equivalents	82,549	(6,234)
Cash and cash equivalents at beginning of period	279,601	268,891
Cash and cash equivalents at end of period	$362,150	$262,657

	Three Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021
	Q223	Q123	Q222
Free Cash Flow:
Cash Flow from Operations	$77,278	$50,051	$53,014
Net Capital Expenditures	(7,268)	(8,315)	(6,972)
Free Cash Flow	$70,010	$41,736	$46,042

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021	July 31, 2022	August 1, 2021
	Q223	Q123	Q222	Q223	Q222
Gross Margin–GAAP	64.9%	64.4%	62.4%	64.7%	62.0%
Share-based compensation	0.3%	0.4%	0.3%	0.3%	0.4%
Adjusted Gross Margin (Non-GAAP)	65.2%	64.8%	62.7%	65.0%	62.4%

	Three Months Ended			Six Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021	July 31, 2022	August 1, 2021
	Q223	Q123	Q222	Q223	Q222
Selling, general and administrative–GAAP	$48,119	$43,364	$41,977	$91,483	$80,781
Share-based compensation	(8,588)	(6,132)	(7,098)	(14,720)	(14,457)
Transaction and integration related (costs) recoveries, net	(4,131)	(495)	(101)	(4,626)	76
Restructuring and other reserves, net	—	(500)	(16)	(500)	(16)
Litigation costs, net	(15)	(181)	(560)	(196)	(1,100)
Adjusted selling, general and administrative (Non-GAAP)	$35,385	$36,056	$34,202	$71,441	$65,284

	Three Months Ended			Six Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021	July 31, 2022	August 1, 2021
	Q223	Q123	Q222	Q223	Q222
Product development and engineering–GAAP	$40,601	$38,789	$35,497	$79,390	$72,287
Share-based compensation	(4,052)	(3,986)	(3,768)	(8,038)	(7,530)
Adjusted product development and engineering (Non-GAAP)	$36,549	$34,803	$31,729	$71,352	$64,757

	Three Months Ended			Six Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021	July 31, 2022	August 1, 2021
	Q223	Q123	Q222	Q223	Q222
Gain on sale of business–GAAP	$(17,986)	$—	$—	$(17,986)	$—
Gain on sale of business	17,986	—	—	17,986	—
Adjusted Gain on sale of business (Non-GAAP)	$—	$—	$—	$—	$—

	Three Months Ended			Six Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021	July 31, 2022	August 1, 2021
	Q223	Q123	Q222	Q223	Q222
Operating Margin–GAAP	30.6%	23.3%	19.8%	27.0%	18.2%
Share-based compensation	6.3%	5.5%	6.2%	6.0%	6.6%
Intangible amortization	0.5%	0.5%	0.7%	0.5%	0.7%
Transaction and integration related costs (recoveries), net	2.0%	0.2%	0.1%	1.1%	—%
Restructuring and other reserves, net	—%	0.2%	—%	0.1%	—%
Litigation costs, net	—%	0.1%	0.3%	—%	0.3%
Gain on sale of business	(8.6)%	—%	—%	(4.4)%	—%
Adjusted Operating Margin (Non-GAAP)	30.8%	29.8%	27.1%	30.3%	25.8%

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	July 31, 2022	May 1, 2022	August 1, 2021	July 31, 2022	August 1, 2021
	Q223	Q123	Q222	Q223	Q222
GAAP net income attributable to common stockholders	$51,598	$38,049	$32,933	$89,647	$56,433
Adjustments to GAAP net income attributable to common stockholders:
Share-based compensation	13,250	10,893	11,517	24,143	23,356
Intangible amortization	1,048	1,048	1,298	2,096	2,596
Transaction and integration related costs (recoveries), net	4,131	495	101	4,626	(76)
Restructuring and other reserves	—	500	16	500	16
Litigation costs, net	15	181	560	196	1,100
Gain on sale of business	(17,986)	—	—	(17,986)	—
Investment (gains) losses, reserves and impairments, net	(801)	(324)	44	(1,125)	(40)
Total Non-GAAP adjustments before taxes	(343)	12,793	13,536	12,450	26,952
Associated tax effect	4,460	1,003	(3,375)	5,463	(5,381)
Equity in net gains of equity method investments	(283)	(24)	(674)	(307)	(752)
Total of supplemental information, net of taxes	3,834	13,772	9,487	17,606	20,819
Non-GAAP net income attributable to common stockholders	$55,432	$51,821	$42,420	$107,253	$77,252

GAAP diluted earnings per share	$0.81	$0.59	$0.50	$1.39	$0.86
Adjustments per above	0.06	0.21	0.15	0.28	0.31
Non-GAAP diluted earnings per share	$0.87	$0.80	$0.65	$1.67	$1.17

SEMTECH CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK
Third Quarter of Fiscal Year 2023 Outlook
(in millions, except per share data)

	Q3 FY23 Outlook
	October 30, 2022
	Low	High
Gross Margin–GAAP	64.5%	65.6%
Share-based compensation	0.5%	0.4%
Adjusted Gross Margin (Non-GAAP)	65.0%	66.0%

	Low	High
Selling, general and administrative–GAAP	$55.2	$57.2
Share-based compensation	(7.2)	(7.2)
Transaction and integration related	(15.0)	(15.0)
Adjusted selling, general and administrative (Non-GAAP)	$33.0	$35.0

	Low	High
Product development and engineering–GAAP	$36.5	$38.5
Share-based compensation	(4.5)	(4.5)
Adjusted product development and engineering (Non-GAAP)	$32.0	$34.0

	Low	High
Diluted earnings per share–GAAP	$0.19	$0.24
Share-based compensation	0.19	0.19
Transaction, restructuring, and acquisition related expenses	0.23	0.23
Amortization of acquired intangibles	0.02	0.02
Associated tax effect	(0.03)	(0.02)
Adjusted diluted earnings per share (Non-GAAP)	$0.60	$0.66

CONTACT:
Julie McGee
Semtech Corporation
(805) 480-2004
webir@semtech.com